SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 5, 2003


                   Cognizant Technology Solutions Corporation
         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Delaware                           0-24429                  13-3728359
----------------------------  --------------------------   --------------------
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
     of Incorporation)                                     Identification No.)


500 Glenpointe Centre West
Teaneck, New Jersey                                                07666
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (201) 801-0233
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                         (Registrant's telephone number,
                              including area code)


     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     On March 5, 2003, Cognizant Technology Solutions Corporation (the "Company") issued a press release announcing that its Board of Directors has declared a three-for-one stock split on its capital stock in the form of a 200% stock dividend. Class A Common Stockholders of record as of March 19, 2003 will be entitled to two additional shares of Class A Common Stock for each Class A share held at the close of business on that date. The stock distribution is expected to occur on or about April 1, 2003, and the Company's Class A Common Stock will begin trading on a post-split basis the day after distribution.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

         Exhibit No.                      Description of Exhibit
         ----------                       ----------------------

              99.1                        Press release dated March 5, 2003.



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


                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              COGNIZANT TECHNOLOGY
                              SOLUTIONS CORPORATION


                              By: /s/ Wijeyaraj Mahadeva
                                  --------------------------------------------
                                  Name:    Wijeyaraj Mahadeva
                                  Title:   Chairman of the Board and
                                           Chief Executive Officer

Date: March 5, 2003


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